Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Mark H. Perry

Interim Senior Vice President and Chief Financial Officer

(510) 420-7512

mhperry@netopia.com

Netopia Reports Fourth Quarter Fiscal Year 2004 and Full Fiscal Year 2004 Results

Restatements of Financial Results for Fiscal Years 2003 and 2002 Completed

EMERYVILLE, Calif., February 1, 2005 — Netopia, Inc. (NTPA.PK), a market leader in broadband gateways and service delivery software, today announced results for the fourth fiscal quarter of fiscal year 2004 and the full fiscal year ended September 30, 2004. Revenues for the fourth fiscal quarter ended September 30, 2004 were $25.8 million, a 3.7% increase from $24.9 million for the same period in the prior fiscal year. Revenues for the fiscal year ended September 30, 2004 were $101.3 million, a 19.3% increase from $84.9 million for the prior fiscal year ended September 30, 2003.

Net loss on a GAAP basis for the fourth fiscal quarter was ($6.1) million or ($0.25) per share, compared to a net income of $51,000 or $0.00 per share for the same period in the prior fiscal year. The net loss on a GAAP basis for the fiscal year ended September 30, 2004 was ($8.8) million or ($0.37) per share, compared to a net loss of ($8.9) million or ($0.45) per share for the fiscal year ended September 30, 2003. As discussed below, the results for the fourth fiscal quarter and fiscal year ended September 30, 2003 have been restated from the previously reported results.

Netopia also announced the completion of the previously announced review by Netopia’s audit committee of Netopia’s accounting and reporting practices, including the appropriateness and/or timing of revenue recognition of software license fees in two transactions with a single software reseller customer. As a result of the review, Netopia is restating its previously announced financial results for the fiscal years ended September 30, 2003 and 2002, and the fiscal quarters ended March 31, 2004 and December 31, 2003. A description of the restatements, including reconciliation with the previously announced results of the quarterly and fiscal year results for the periods being restated is attached to this release.

Netopia expects to file on February 1, 2005 with the United States Securities and Exchange Commission both its Annual Report on Form 10-K for the fiscal year ended September 30, 2004, and the quarterly report on Form 10-Q for the third fiscal quarter ended June 30, 2004. This Annual Report on Form 10-K will incorporate the restatements for all periods being restated, and include the audit opinion for the fiscal years ended September 30, 2004, 2003 and 2002 of Burr, Pilger & Mayer LLP, Netopia’s registered independent accountant.

“We are pleased to be releasing our financial results for the last fiscal year. With today’s SEC filings, Netopia believes that we again will be in compliance with the SEC’s periodic filing requirements. We intend to remain compliant and to file an application as soon as possible to seek to list our common stock for trading on the Nasdaq stock market,” said Alan Lefkof, Netopia’s president and CEO. “We look forward to releasing on February 9, 2005 our financial results for the first fiscal quarter of fiscal year 2005 ended December 30, 2004.”

Note:

Netopia will host a conference call to discuss its results for the fourth fiscal quarter and fiscal year ended September 30, 2004, and the restatements of previously announced financial results. The conference call will take place on Tuesday, February 1, 2005 at 8:30 a.m. Eastern time (5:30 a.m. Pacific time). The conference call will be broadcast live on the Internet and can be accessed by visiting Netopia’s web site at www.netopia.com. To join the telephone conference, dial (913) 981-4911 and enter the pass code 374037.

An archived recording of the conference call will be available on Netopia’s web site for one year, and by telephone from February 1 – February 8, 2005. To listen to the archived recording, dial (719) 457-0820 and enter the pass code 374037, or go to Netopia’s web site.

About Netopia

Netopia, Inc. is a market leader in broadband and wireless products and services that simplify and enhance broadband delivery to residential and business-class customers. Netopia’s offerings enable carriers and broadband service providers to improve their profitability with feature-rich DSL smart modems, routers, and gateways, software that simplifies installation and reduces ongoing support needs, and value-added services to enhance revenue generation. Netopia’s Wi-Fi CERTIFIED™ gateways include 3-D Reach™ technology delivering enhanced wireless range, security, and performance.

Netopia’s DSL smart modems, routers, and gateways come with a suite of installation wizards and support utilities that offer a comprehensive approach to installation, deployment, service provisioning, application setup, self-diagnostics, and troubleshooting. Netopia provides value-added services with its broadband software platform, including the Netopia Broadband Server suite of gateway and PC management and customer support software solutions, a server-based Parental Controls subscription service, and the Web eCommerce server software. netOctopus Desktop Support and eCare software enable broadband service providers and enterprises to support customers and devices by remotely viewing and operating the desktop or other device.

Netopia has established strategic distribution relationships with leading carriers and broadband service providers including Belgacom, BellSouth, Covad Communications, EarthLink, eircom, Hong Kong Telecom/PCCW, MegaPath Networks, Netifice, SBC Communications, Swisscom, and Verizon.

Headquartered in Emeryville, Calif., Netopia’s common stock trades on the pink sheets under the symbol “NTPA.PK.” Further information about Netopia can be obtained via phone (510) 420-7400, fax (510) 420-7601, or on the Web at www.netopia.com.

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning Netopia’s ability to list its common stock on the Nasdaq Stock Market. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, including risk factors relating to Netopia’s existing and potential securities litigation relating to the restatements described above and a formal investigation commenced by the Securities and Exchange Commission to determine whether any federal securities laws may have been violated, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at 510-420-7516 or online at www.sec.gov.

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All company names, brand names and product names are trademarks of their respective holder(s).

GAAP Condensed Consolidated Statements of Operations

for the Three Months And Fiscal Years Ended September 30

	Three Months Ended September 30,		Fiscal Years Ended September 30,
	2004	2003 Restated	2004	2003 Restated
	(in thousands, except per share amounts)
REVENUES:
Broadband equipment	$22,276	$20,622	$85,702	$67,393
Broadband software and services	3,559	4,294	15,633	17,527

Total revenues	25,835	24,916	101,335	84,920

COST OF REVENUES:
Broadband equipment	17,471	14,330	63,251	49,001
Broadband software and services	286	224	992	1,314
Amortization of acquired technology	300	288	1,200	1,152

Total cost of revenues	18,057	14,842	65,443	51,467

GROSS PROFIT	7,778	10,074	35,892	33,453

OPERATING EXPENSES:
Research and development	3,974	3,812	15,828	15,570
Research and development project cancellation costs	—	—	—	606
Selling and marketing	5,266	4,845	20,528	20,110
General and administrative	3,556	1,276	7,147	4,740
Amortization of intangible assets	86	87	345	345
Restructuring costs	999	(77)	999	395

Total operating expenses	13,881	9,943	44,847	41,766

OPERATING INCOME (LOSS)	(6,103)	131	(8,955)	(8,313)

Other loss, net
Loss on impaired securities	—	—	—	(457)
Other income (expense), net	31	(80)	224	(95)

Other loss, net	31	(80)	224	(552)

Provision for Income Taxes	13	—	78	—

NET INCOME (LOSS)	$(6,085)	$51	$(8,809)	$(8,865)

Per share data, net income (loss):
Basic and diluted net income (loss) per share	$(0.25)	$0.00	$(0.37)	$(0.45)

Shares used in the basic per share calculation	24,490	20,790	23,573	19,560

Shares used in the diluted per share calculation	24,490	22,646	23,573	19,560

Condensed Consolidated Balance Sheets

	September 30, 2004*	Restated September 30, 2003*
	(in thousands)
ASSETS
Current assets
Cash and short-term investments	$23,973	$22,208
Trade receivables, net	17,812	16,062
Inventories, net	6,280	5,738
Prepaid expenses and other current assets	1,226	899

Total current assets	49,291	44,907
Furniture, fixtures and equipment, net	2,694	3,740
Intangible assets, net	5,684	6,235
Long-term investments	1,032	1,032
Deposits and other assets	886	1,105

TOTAL ASSETS	$59,587	$57,019

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$18,051	$16,566
Long-term liabilities	406	630

Total liabilities	18,457	17,196
Stockholders’ equity	41,130	39,823

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$59,587	$57,019

*	Derived from the audited consolidated balance sheets dated September 30, 2004 and 2003 included in Netopia, Inc.’s 2004 Annual Report on Form 10-K.

Internal Accounting Review

Netopia announced on July 22, 2004, that the Audit Committee of its Board of Directors had initiated an Internal Accounting Review of its accounting and reporting practices, including the appropriateness and timing of the revenue recognition of software license and maintenance fees in two transactions with a single software reseller customer. On September 10, 2004, KPMG LLP, which had served as Netopia’s independent registered accountant, resigned. At the time of its resignation, KPMG LLP advised Netopia that its audited financial statements for fiscal year ended September 30, 2003 should no longer be relied upon. On September 30, 2004, the Audit Committee engaged Burr, Pilger & Mayer LLP (“BPM”) as Netopia’s new independent registered public accounting firm to audit Netopia’s consolidated financial statements for the fiscal years ended September 30, 2004, 2003 and 2002.

The Internal Accounting Review determined that both software transactions referred to above were contingent sales. As a consequence, and, in accordance with the principles of Statement of Position (SOP) 97-2, Software Revenue Recognition, as amended, Netopia is restating revenue to reflect:

First Transaction

•	the elimination of $750,000 of software license revenue of the approximately $1.5 million originally recorded in the third fiscal quarter ended June 30, 2002 to reflect the proceeds not received during the quarter;

•	the recognition of $632,000 of software license revenue in the fourth fiscal quarter ended September 30, 2002 to reflect the proceeds received during the quarter; and

•	the recognition of $118,000 of maintenance revenue ratably over the four fiscal quarters commencing July 1, 2003 and ending June 30, 2004 during which periods the maintenance revenues were earned, the proceeds for which were received in the fourth fiscal quarter ended September 30, 2002;

Second Transaction

•	the elimination of $750,400 of software license, maintenance and deferred revenue in the fourth fiscal quarter ended September 30, 2003 because no proceeds were received during the quarter;

•	the recognition of $273,000 of software license revenue in the fourth fiscal quarter ended September 30, 2004 to reflect the proceeds received during the quarter; and

•	the recognition of $64,000 of maintenance revenue ratably over the five fiscal quarters commencing July 1, 2004 and ending September 30, 2005 during which periods the maintenance revenues will be earned, the proceeds for which were received in the fourth fiscal quarter ended September 30, 2004.

•	In addition, Netopia will recognize $262,500 of software license revenue in the first fiscal quarter of fiscal year 2005 ended December 31, 2004, reflecting additional proceeds received during the first fiscal quarter of fiscal year 2005 with respect to the second transaction.

As a result of the Internal Accounting Review, Netopia will be recognizing approximately $2.1 million of software license and maintenance revenue with respect to the two transactions, which is the total amount of proceeds that Netopia has received from the software reseller. This amount is $150,000 less than originally recorded because during the fourth fiscal quarter of fiscal year 2004, Netopia entered into an agreement with the software reseller to reduce the amount payable with respect to the second transaction by $150,000. This agreement confirms that Netopia has satisfied all of its outstanding obligations and that the reseller will make no additional payments with respect to this sale.

Other Significant Transactions Requiring Restatement

During the course of Netopia’s review of the financial statements for fiscal years 2002, 2003 and the first and second fiscal quarters of 2004, Netopia determined that other transactions required adjustment in order for our financial statements to conform more properly to Generally Accepted Accounting Principles (“GAAP”). These adjustments are described below.

Marketing Incentive Programs

Netopia has participated with certain of its distributor and reseller customers in marketing incentive programs that have resulted in the provision of rebates, credits and discounts to these customers. These transactions were originally recorded as marketing expenses. Netopia has determined that these rebates, credits and discounts should be accounted for in accordance with Emerging Issues Task Force (“EITF”) Issue No. 01-09, Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor’s Products), as a reduction to revenues and not as marketing expenses. As a result, for the fiscal years ended September 30, 2002 and 2003, Netopia is reducing revenues by $935,000 and $824,000, respectively, and making offsetting reductions to marketing expenses during the same periods. The adjustments to record these transactions properly are being made on a quarterly basis. For the three months ended December 31, 2003 and March 31, 2004, Netopia is reducing revenues by $289,000 and $174,000, respectively, and making offsetting reductions to marketing expenses during these periods. These adjustments do not change the previously reported net loss for any period.

Rent Expense

Netopia determined that it recorded expenses in error relating to a rental obligation for which the Company previously had accrued a charge in conjunction with an acquisition. Netopia is correcting this error by reversing (i) $109,000 of operating expenses for fiscal year ended September 30, 2002; (ii) $50,000 of operating expenses for the fiscal year ended September 30, 2003; and (iii) $10,000 and $12,000 of operating expenses for the three months ended December 31, 2003 and March 31, 2004, respectively. These adjustments will reduce the Company’s previously reported net loss or increase the previously reported net income for these periods. These adjustments are being recorded on a quarterly basis.

Income Tax Expense

Netopia is reducing its income tax expense by $200,000 for the fiscal quarter ended June 30, 2002 to reflect the receipt of an income tax refund for which there is no associated liability. This adjustment will reduce the Company’s net loss for the three months and fiscal year ended June 30, 2002 and September 30, 2002, respectively.

Inventory

Netopia determined that manufacturing overhead had not been properly applied to cost of sales and ending inventory for prior fiscal periods. As a result, inventory valuation was (i) understated by $242,000 at September 30, 2002; (ii) overstated by $320,000 at September 30, 2003; and (iii) and overstated by $16,000 for the first and second fiscal quarters of fiscal years 2004. Accordingly, cost of revenues increased/(decreased) by ($242,000), $320,000, and $16,000 for the fiscal years ended September 30, 2002 and 2003, and for the first and second fiscal quarters of fiscal year 2004, respectively, as a result of these adjustments. The adjustments to properly record manufacturing overhead are being recorded on a quarterly basis, and this summary describes the annual effect of these adjustments.

Netopia determined that the Reserve for Excess and Obsolete Inventory for prior years was inadequate based on information that was known at the end of these periods. The effect of these adjustments was to decrease the net value of inventory by $385,000 and $155,000 at September 30, 2002 and 2003, respectively. Cost of Revenues increased/(decreased) by $385,000, ($230,000), and ($155,000) for the years ended September 30, 2002, 2003 and 2004, respectively, as a result of these adjustments.

Amortization of Other Intangible Assets

Netopia determined that the amortization of other intangible assets, with identifiable lives, related to the acquisitions of Cayman and JadeSail were included incorrectly in operating expenses. The Company has reclassified the expenses to cost of revenue for fiscal years 2002 and 2003 and for the first quarter of fiscal year 2004. Cost of revenues increased by $288,000 per quarter or $1.2 million for fiscal years ended September 30, 2002 and 2003. For the first quarter of fiscal year 2004, cost of revenues increased by $300,000. Although these adjustments do not impact previously reported net loss/income for these periods, they will reduce the gross margins reported for these periods.

Summary

On January 25, 2005, the Audit Committee met with the Company’s Interim Senior Vice President and Chief Financial Officer and BPM to review the effect on the Company’s previously issued financial statements of: (i) the findings of the Internal Accounting Review, (ii) the other significant transactions requiring adjustment, as described above, and (iii) and certain other adjustments, including other revenue and expense transactions that were overstated in certain periods and understated in other periods. While the amounts associated with these other adjustments are relatively small, the Company believes that it is appropriate to record them as part of these restatements so that our financial statements are as accurate as possible. The Audit Committee approved the adjustments and resulting restatements to previously issued financial statements.

The net effect of all of the restatement adjustments is to:

•	decrease the Company’s net loss by approximately $23,000 during the fiscal quarter ended March 31, 2004;

•	increase the Company’s net income by approximately $34,000 during the fiscal quarter ended December 31, 2003;

•	increase the Company’s net loss by approximately $545,000 for the fiscal year ended September 30, 2003; and

•	increase the Company’s net loss by approximately $9,000 for the fiscal year ended September 30, 2002.

•	As described above, as a result of the restatement adjustments, the Company also will recognize $262,500 of software license revenue in the first fiscal quarter of fiscal year 2005 ended December 31, 2004, reflecting additional proceeds received during the first fiscal quarter of fiscal year 2005.

The following tables set forth unaudited quarterly results of operations data for the twelve quarters ended September 30, 2004, both as previously reported and as restated, and the restatement changes on the Company’s financial results on a quarterly basis for the fiscal years ended September 30, 2003 and 2002, and the fiscal quarters ended March 31, 2004 and December 31, 2003:

	Fiscal 2004				Fiscal 2003				Fiscal 2002
Three months ended,	Sep. 30, 2004	Jun. 30, 2004	Restated Mar. 31, 2004	Restated Dec. 31, 2003	Restated Sep. 30, 2003	Restated Jun. 30, 2003	Restated Mar. 31, 2003	Restated Dec. 31, 2002	Restated Sep. 30, 2002	Restated Jun. 30, 2002	Restated Mar. 31, 2002	Restated Dec. 31, 2001
	(in thousands; except per share amounts)
REVENUES:
Broadband equipment	$22,276	$21,891	$17,878	$23,657	$20,622	$17,718	$14,647	$14,406	$12,016	$9,880	$11,070	$11,638
Broadband software and services	3,559	3,543	3,879	4,652	4,294	4,114	4,214	4,905	5,053	4,898	4,319	4,049

Total revenues	25,835	25,434	21,757	28,309	24,916	21,832	18,861	19,311	17,069	14,778	15,389	15,687

COST OF REVENUES:
Broadband equipment	17,471	16,757	12,573	16,450	14,330	12,808	11,239	10,624	9,656	7,795	7,969	7,047
Broadband software and services	286	267	231	208	224	316	345	429	175	154	146	164
Amortization of acquired technology	300	300	300	300	288	288	288	288	288	288	288	288

Total cost of revenues	18,057	17,324	13,104	16,958	14,842	13,412	11,872	11,341	10,119	8,237	8,403	7,499

GROSS PROFIT	7,778	8,110	8,653	11,351	10,074	8,420	6,989	7,970	6,950	6,541	6,986	8,188

OPERATING EXPENSES:

Research and development	3,974	3,846	4,057	3,951	3,812	3,764	4,011	3,983	4,337	4,632	4,295	4,150
Research and development project cancellation costs	—	—	—	—	—	—	—	606	—	—	—	—
Selling and marketing	5,266	5,199	5,037	5,026	4,845	4,855	4,939	5,471	5,729	5,898	5,818	5,955
General and administrative	3,556	1,184	1,172	1,235	1,276	961	1,091	1,412	1,674	1,450	1,267	973
Amortization of intangible assets	86	86	87	86	87	86	86	86	86	86	86	86
Restructuring costs	999	—	—	—	(77)	130	—	342	—	—	—	482
Integration costs	—	—	—	—	—	—	—	—	—	—	—	309
Acquired in-process research and development	—	—	—	—	—	—	—	—	—	—	1,908	2,150

Impairment of goodwill and other intangible assets	—	—	—	—	—	—	—	—	9,146	—	—	—

Total operating expenses	13,881	10,315	10,353	10,298	9,943	9,796	10,127	11,900	20,972	12,066	13,374	14,105

OPERATING INCOME (LOSS)	(6,103)	(2,205)	(1,700)	1,053	131	(1,376)	(3,138)	(3,930)	(14,022)	(5,525)	(6,388)	(5,917)
Other income (loss), net

Loss on impaired securities	—	—	—	—	—	—	(457)	—	(1,543)	—	(1,400)	—
Other income (expense), net	31	(52)	77	168	(80)	(3)	(5)	(7)	29	54	80	156

Other income (loss), net	31	(52)	77	168	(80)	(3)	(462)	(7)	(1,514)	54	(1,320)	156

Provision for income taxes	13	19	(11)	57	—	—	—	—	—	(200)	—	—

NET INCOME (LOSS)	$(6,085)	$(2,276)	$(1,612)	$1,164	$51	$(1,379)	$(3,600)	$(3,937)	$(15,536)	$(5,271)	$(7,708)	$(5,761)

Per share data, net income (loss):
Basic net income (loss) per share	$(0.25)	$(0.09)	$(0.07)	$0.05	$0.00	$(0.07)	$(0.19)	$(0.21)	$(0.83)	$(0.28)	$(0.42)	$(0.32)

Diluted net income (loss) per share	$(0.25)	$(0.09)	$(0.07)	$0.04	$0.00	$(0.07)	$(0.19)	$(0.21)	$(0.83)	$(0.28)	$(0.42)	$(0.32)

Shares used in the computation of net income (loss):
Shares used in the basic per share calculations	24,490	24,033	23,536	22,236	20,790	19,370	19,163	18,906	18,822	18,648	18,255	18,092

Shares used in the diluted per share calculations	24,490	24,033	23,536	26,020	22,646	19,370	19,163	18,906	18,822	18,648	18,255	18,092

	Fiscal 2004
Three months ended,	Sep. 30, 2004	Jun. 30, 2004	Restated Mar. 31, 2004	Previously Filed Mar. 31, 2004	Restated Dec. 31, 2003	Previously Filed Dec. 31, 2003
	(in thousands; except per share amounts)
REVENUES:
Broadband equipment	$22,276	$21,891	$17,878	$18,052	$23,657	$23,946
Broadband software and services	3,559	3,543	3,879	3,844	4,652	4,653

Total revenues	25,835	25,434	21,757	21,896	28,309	28,599

COST OF REVENUES:
Broadband equipment	17,471	16,757	12,573	12,533	16,450	16,459
Broadband software and services	286	267	231	231	208	208
Amortization of acquired technology	300	300	300	300	300	—

Total cost of revenues	18,057	17,324	13,104	13,064	16,958	16,667

GROSS PROFIT	7,778	8,110	8,653	8,832	11,351	11,932

OPERATING EXPENSES:
Research and development	3,974	3,846	4,057	4,069	3,951	3,961
Research and development project cancellation costs	—	—	—	—	—	—
Selling and marketing	5,266	5,199	5,037	5,211	5,026	5,315
General and administrative	3,556	1,184	1,172	1,188	1,235	1,251

Amortization of intangible assets	86	86	87	87	86	386
Restructuring costs	999	—	—	—	—	—
Integration costs	—	—	—	—	—	—
Acquired in-process research and development	—	—	—	—	—	—
Impairment of goodwill and other intangible assets	—	—	—	—	—	—

Total operating expenses	13,881	10,315	10,353	10,555	10,298	10,913

OPERATING INCOME (LOSS)	(6,103)	(2,205)	(1,700)	(1,723)	1,053	1,019

Other income (loss), net

Loss on impaired securities	—	—	—	—	—	—
Other income (expense), net	31	(52)	77	77	168	168

Other income (loss), net	31	(52)	77	77	168	168

Provision for income taxes	13	19	(11)	(11)	57	57

NET INCOME (LOSS)	$(6,085)	$(2,276)	$(1,612)	$(1,635)	$1,164	$1,130

Per share data, net income (loss):
Basic net income (loss) per share	$(0.25)	$(0.09)	$(0.07)	$(0.07)	$0.05	$0.05

Diluted net income (loss) per share	$(0.25)	$(0.09)	$(0.07)	$(0.07)	$0.04	$0.04

Shares used in the computation of net income (loss):
Shares used in the basic per share calculations	24,490	24,033	23,536	23,536	22,236	22,236

Shares used in the diluted per share calculations	24,490	24,033	23,536	23,536	26,020	26,091

	Fiscal 2003
Three months ended,	Restated Sep. 30, 2003	Previously Filed Sep. 30, 2003	Restated Jun. 30, 2003	Previously Filed Jun. 30, 2003	Restated Mar. 31, 2003	Previously Filed Mar. 31, 2003	Restated Dec. 31, 2002	Previously Filed Dec. 31, 2002
	(in thousands; except per share amounts)
REVENUES:
Broadband equipment	$20,622	$20,821	$17,718	$17,962	$14,647	$14,838	$14,406	$14,596
Broadband software and services	4,294	4,674	4,114	4,009	4,214	4,400	4,905	5,007

Total revenues	24,916	25,495	21,832	21,971	18,861	19,238	19,311	19,603

COST OF REVENUES:
Broadband equipment	14,330	14,218	12,808	12,471	11,239	10,632	10,624	10,423
Broadband software and services	224	224	316	316	345	345	429	429
Amortization of acquired technology	288	288	288	288	288	288	288	288

Total cost of revenues	14,842	14,730	13,412	13,075	11,872	11,265	11,341	11,140

GROSS PROFIT	10,074	10,765	8,420	8,896	6,989	7,973	7,970	8,463

OPERATING EXPENSES:
Research and development	3,812	3,821	3,764	3,791	4,011	4,026	3,983	3,983
Research and development project cancellation costs	—	—	—	—	—	—	606	606
Selling and marketing	4,845	5,079	4,855	5,099	4,939	5,130	5,471	5,661
General and administrative	1,276	1,265	961	977	1,091	1,107	1,412	1,428

Amortization of intangible assets	87	375	86	374	86	374	86	374
Restructuring costs	(77)	(77)	130	130	—	—	342	342
Integration costs	—	—	—	—	—	—	—	—
Acquired in-process research and development	—	—	—	—	—	—	—	—
Impairment of goodwill and other intangible assets	—	—	—	—	—	—	—	—

Total operating expenses	9,943	10,463	9,796	10,371	10,127	10,637	11,900	12,394

OPERATING INCOME (LOSS)	131	302	(1,376)	(1,475)	(3,138)	(2,664)	(3,930)	(3,931)

Other income (loss), net

Loss on impaired securities	—	—	—	—	(457)	(457)	—	—
Other income (expense), net	(80)	(80)	(3)	(3)	(5)	(5)	(7)	(7)

Other income (loss), net	(80)	(80)	(3)	(3)	(462)	(462)	(7)	(7)

Provision for income taxes	—	—	—	—	—	—	—	—

NET INCOME (LOSS)	$51	$222	$(1,379)	$(1,478)	$(3,600)	$(3,126)	$(3,937)	$(3,938)

Per share data, net income (loss):
Basic net income (loss) per share	$0.00	$0.01	$(0.07)	$(0.08)	$(0.19)	$(0.16)	$(0.21)	$(0.21)

Diluted net income (loss) per share	$0.00	$0.01	$(0.07)	$(0.08)	$(0.19)	$(0.16)	$(0.21)	$(0.21)

Shares used in the computation of net income (loss):
Shares used in the basic per share calculations	20,790	20,790	19,370	19,370	19,163	19,163	18,906	18,906

Shares used in the diluted per share calculations	22,646	22,646	19,370	19,370	19,163	19,163	18,906	18,906

	Fiscal 2002
Three months ended,	Restated Sep. 30, 2002	Previously Filed Sep. 30, 2002	Restated Jun. 30, 2002	Previously Filed Jun. 30, 2002	Restated Mar. 31, 2002	Previously Filed Mar. 31, 2002	Restated Dec. 31, 2001	Previously Filed Dec. 31, 2001
	(in thousands; except per share amounts)
REVENUES:
Broadband equipment	$12,016	$12,405	$9,880	$10,096	$11,070	$11,239	$11,638	$11,811
Broadband software and services	5,053	4,501	4,898	5,468	4,319	4,470	4,049	4,074

Total revenues	17,069	16,906	14,778	15,564	15,389	15,709	15,687	15,885

COST OF REVENUES:
Broadband equipment	9,656	8,984	7,795	7,452	7,969	7,640	7,047	7,095
Broadband software and services	175	175	154	154	146	146	164	164
Amortization of acquired technology	288	288	288	288	288	288	288	288

Total cost of revenues	10,119	9,447	8,237	7,894	8,403	8,074	7,499	7,547

GROSS PROFIT	6,950	7,459	6,541	7,670	6,986	7,635	8,188	8,338

OPERATING EXPENSES:
Research and development	4,337	4,481	4,632	4,546	4,295	4,348	4,150	4,148
Research and development project cancellation costs	—	—	—	—	—	—	—	—
Selling and marketing	5,729	6,028	5,898	6,204	5,818	5,975	5,955	6,128
General and administrative	1,674	1,690	1,450	1,466	1,267	1,267	973	973

Amortization of intangible assets	86	374	86	374	86	374	86	374
Restructuring costs	—	—	—	—	—	—	482	482
Integration costs	—	—	—	—	—	—	309	309
Acquired in-process research and development	—	—	—	—	1,908	1,908	2,150	2,150
Impairment of goodwill and other intangible assets	9,146	9,146	—	—	—	—	—	—

Total operating expenses	20,972	21,719	12,066	12,590	13,374	13,872	14,105	14,564

OPERATING INCOME (LOSS)	(14,022)	(14,260)	(5,525)	(4,920)	(6,388)	(6,237)	(5,917)	(6,226)

Other income (loss), net

Loss on impaired securities	(1,543)	(1,543)	—	—	(1,400)	(1,400)	—	—
Other income (expense), net	29	29	54	54	80	80	156	156

Other income (loss), net	(1,514)	(1,514)	54	54	(1,320)	(1,320)	156	156

Provision for income taxes	—	—	(200)	—	—	—	—	—

NET INCOME (LOSS)	$(15,536)	$(15,774)	$(5,271)	$(4,866)	$(7,708)	$(7,557)	$(5,761)	$(6,070)

Per share data, net income (loss):
Basic net income (loss) per share	$(0.83)	$(0.84)	$(0.28)	$(0.26)	$(0.42)	$(0.41)	$(0.32)	$(0.34)

Diluted net income (loss) per share	$(0.83)	$(0.84)	$(0.28)	$(0.26)	$(0.42)	$(0.41)	$(0.32)	$(0.34)

Shares used in the computation of net income (loss):
Shares used in the basic per share calculations	18,822	18,822	18,648	18,648	18,255	18,255	18,092	18,092

Shares used in the diluted per share calculations	18,822	18,822	18,648	18,648	18,255	18,255	18,092	18,092

Effects on Net Loss Resulting from the Restatement Entries

Note that numbers in parentheses represent a decrease in revenue, expenses and net loss.

Numbers with no parentheses represent an increase in revenue, expenses and net loss.

	Three Months Ended				Fiscal Year Ended
	Dec. 31, 2003	Mar. 31, 2004	Jun. 30, 2004	Sep. 30, 2004	Sep. 30, 2004
	(in thousands)
REVENUES:
Broadband equipment
Marketing funds reclassification	$(289)	$(174)	$—	$—	$(463)
Broadband software and services

Net changes in deferred revenue recognized	(1)	35	—	—	34

Subtotal	(290)	(139)	—	—	(429)

COST OF REVENUES:
Broadband equipment
Amortization expense reclassification	288	—	—	—	288
Inventory Valuation Adjustments	(9)	25	—	—	16
Correction of expenses	—	15	—	—	15
Broadband software and services
Amortization expense reclassification	12	—	—	—	12

Subtotal	291	40	—	—	331

Research and development
Correction of lease accrual	(10)	(12)	—	—	(22)

Selling and marketing	—	—	—	—	—

General and administrative
Correction of expenses	(16)	(16)	—	—	(32)
Marketing funds reclassification	(289)	(174)	—	—	(463)

Amortization of intangible assets
Amortization expense reclassification	(300)	—	—	—	(300)

Restructuring costs	—	—	—	—	—

Integration costs	—	—	—	—	—

Acquired in-process research and development	—	—	—	—	—

Impairment of goodwill and other intangible assets	—	—	—	—	—

Subtotal	(615)	(202)	—	—	(817)

Total Expense	(324)	(162)	—	—	(486)

Other income (loss), net
Loss on impaired securities	—	—	—	—	—
Other income (expense), net	—	—	—	—	—

Other income (loss), net	—	—	—	—	—

Provision for income taxes	—

Loss from continuing operations before cumulative effect from adoption of Staff Accounting Bulletin 101	(324)	(162)	—	—	(486)

Cumulative effect from adoption of Staff Accounting Bulletin 101	—	—	—	—

Total effect on net loss	$(34)	$(23)	$—	$—	$(57)

Effects on Net Loss Resulting from the Restatement Entries

Note that numbers in parentheses represent a decrease in revenue, expenses and net loss.

Numbers with no parentheses represent an increase in revenue, expenses and net loss.

	Three Months Ended				Fiscal Year Ended
	Dec. 31, 2002	Mar. 31, 2003	Jun. 30, 2003	Sep. 30, 2003	Sep. 30, 2003
	(in thousands)
REVENUES:
Broadband equipment
Marketing funds reclassification	$(190)	$(191)	$(244)	$(199)	$(824)

Broadband software and services

Net changes in deferred revenue recognized	(102)	(186)	105	(380)	(563)

Subtotal	(292)	(377)	(139)	(579)	(1,387)

COST OF REVENUES:
Broadband equipment
Amortization expense reclassification	288	288	288	288	1,152
Inventory Valuation Adjustments	(87)	303	49	54	319
Correction of expenses	—	16	—	(230)	(214)
Broadband software and services
Amortization expense reclassification	—	—	—	—	—

Subtotal	201	607	337	112	1,257

Research and development
Correction of lease accrual	—	(15)	(27)	(9)	(51)

Selling and marketing
Correction of expenses	—	—	—	(35)	(35)

General and administrative
Correction of expenses	(16)	(16)	(16)	11	(37)
Marketing funds reclassification	(190)	(191)	(244)	(199)	(824)

Amortization of intangible assets
Amortization expense reclassification	(288)	(288)	(288)	(288)	(1,152)

Restructuring costs	—	—	—	—	—

Integration costs	—	—	—	—	—

Acquired in-process research and development	—	—	—	—	—

Impairment of goodwill and other intangible assets	—	—	—	—	—

Subtotal	(494)	(510)	(575)	(520)	(2,099)

Total Expense	(293)	97	(238)	(408)	(842)

Other income (loss), net
Loss on impaired securities	—	—	—	—	—
Other income (expense), net	—	—	—	—	—

Other income (loss), net	—	—	—	—	—

Provision for income taxes	—

Loss from continuing operations before cumulative effect from adoption of Staff Accounting Bulletin 101	(293)	97	(238)	(408)	(842)

Cumulative effect from adoption of Staff Accounting Bulletin 101	—	—	—	—

Total effect on net loss	$(1)	$474	$(99)	$171	$545

Effects on Net Loss Resulting from the Restatement Entries

Note that numbers in parentheses represent a decrease in revenue, expenses and net loss.

Numbers with no parentheses represent an increase in revenue, expenses and net loss.

	Three Months Ended				Fiscal Year Ended
	Dec. 31, 2001	Mar. 31, 2002	Jun. 30, 2002	Sep. 30, 2002	Sep. 30, 2002
	(in thousands)
REVENUES:
Broadband equipment
Marketing funds reclassification	$(173)	$(169)	$(216)	$(389)	$(947)
Broadband software and services

Net changes in deferred revenue recognized	(25)	(151)	(570)	552	(194)

Subtotal	(198)	(320)	(786)	163	(1,141)

COST OF REVENUES:
Broadband equipment
Amortization expense reclassification	288	288	288	288	1,152
Inventory Valuation Adjustments	(336)	44	52	—	(240)
Correction of expenses	—	(3)	3	384	384
Broadband software and services
Amortization expense reclassification	—	—	—	—	—

Subtotal	(48)	329	343	672	1,296

Research and development
Correction of lease accrual	2	(53)	86	(144)	(109)

Selling and marketing
Correction of expenses	—	—	(90)	90	—

General and administrative
Correction of expenses	—	—	(16)	(16)	(32)
Marketing funds reclassification	(173)	(157)	(216)	(389)	(935)

Amortization of intangible assets
Amortization expense reclassification	(288)	(288)	(288)	(288)	(1,152)

Restructuring costs	—	—	—	—	—

Integration costs	—	—	—	—	—

Acquired in-process research and development	—	—	—	—	—

Impairment of goodwill and other intangible assets	—	—	—	—	—

Subtotal	(459)	(498)	(524)	(747)	(2,228)

Total Expense	(507)	(169)	(181)	(75)	(932)

Other income (loss), net
Loss on impaired securities	—	—	—	—	—
Other income (expense), net	—	—	—	—	—

Other income (loss), net	—	—	—	—	—

Provision for income taxes	—	—	(200)	—	(200)

Loss from continuing operations before cumulative effect from adoption of Staff Accounting Bulletin 101	(507)	(169)	(381)	(75)	(1,132)

Cumulative effect from adoption of Staff Accounting Bulletin 101	—	—	—	—	—

Total effect on net loss	$(309)	$151	$405	$(238)	$9